     Exhibit 10.22

     FIRST AMENDMENT, dated as of October 12, 2001 (this “Amendment”), to the CREDIT AGREEMENT, dated as of August 16, 1999, (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among AIRGATE PCS, INC., a Delaware corporation (the “Borrower”), the Lenders parties thereto, STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, as Collateral Agent and LEHMAN COMMERCIAL PAPER INC., as Administrative Agent.

WITNESSETH:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

     WHEREAS, the Borrower expects to acquire iPCS (as defined in Section II below), and such acquisition will be accomplished through the merger of Transitory Subsidiary (as defined in Section II below) with iPCS, after giving effect to which the survivor of such merger will be a wholly owned subsidiary of the Borrower; and

     WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     II. Amendments to Credit Agreement.

     1. Amendments to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

     (a) by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition:

   “Subsidiary” means any subsidiary of the Borrower; provided that neither Transitory Subsidiary nor iPCS nor any of its subsidiaries shall be a Subsidiary for purposes of this Agreement.

     (b) by adding thereto the following definitions in their appropriate alphabetical order:

   “iPCS” means iPCS Inc., a Delaware corporation, which term shall include the surviving corporation of the merger between iPCS Inc. and Transitory Subsidiary.

   “Management Services Sharing Agreement” means an agreement between and among either (i) Management Subsidiary, the Borrower and iPCS, (ii) Management Subsidiary and the Borrower, (iii) Management Subsidiary and iPCS or (iv) the Borrower and iPCS setting forth the terms on which Management Subsidiary or the Borrower, as the case may be, agrees to provide management and accounting services to the Borrower and its subsidiaries (excluding iPCS and its subsidiaries) or iPCS and its subsidiaries; provided that such agreement and the transactions contemplated thereby shall be, in the judgment of the Administrative Agent, on terms and conditions not less favorable to the Borrower than could be obtained on an arm’s-length basis from unrelated third parties.

   “Management Subsidiary” means a subsidiary of the Borrower formed for the sole purpose of providing management and accounting services to the Borrower and its subsidiaries.

   “Tax Sharing Agreement” means an agreement between and among the Borrower and iPCS relating to the allocation of tax liabilities between the Borrower and iPCS.

   “Transitory Subsidiary” means a subsidiary of the Borrower formed to consummate the acquisition of iPCS through a merger of Transitory Subsidiary and iPCS.

     2. Amendment to Section 5.11. Section 5.11 of the Credit Agreement is hereby amended by adding to the end of that Section the following new sentence:

 The Borrower also may form Management Subsidiary, and each of the Lenders hereby consents to the formation thereof, provided that the Borrower shall take all actions required to be taken by it pursuant to this Section 5.11.

     3. Amendment to Section 6.03. Section 6.03 of the Credit Agreement is hereby amended by deleting paragraph (d) of said Section in its entirety.

     4. Amendments to Section 6.07. Section 6.07(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (iii), (b) deleting the “.” at the end of clause (iv) and substituting “and” in lieu thereof and (c) adding the following new clause (v) immediately after clause (iv) thereof:

     (v) transactions pursuant to a Management Services Sharing Agreement or Tax Sharing Agreement.

     III. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

     1. The Administrative Agent shall have received a counterpart hereof duly executed and delivered by Borrower.

     2. The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto (“Lender Consent Letters”), from Lenders constituting the Required Lenders.

     3. The Administrative Agent shall have received an executed Acknowledgment and Consent (together with this Amendment, the “Amendment Documents”), in the form set forth at the end of this Amendment, from AGW Leasing Company, Inc. and AirGate Network Services, LLC (together with the Borrower, the “Amendment Parties”).

     4. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of each Amendment Party, dated the Amendment Effective Date, as to the incumbency and signature of each of the officers signing the Amendment Documents to which such Amendment Party is a party, and any other instrument or document delivered by such Amendment Party in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

     5. The Borrower and iPCS shall have entered into a Tax Sharing Agreement reasonably satisfactory to the Administrative Agent.

     6. The Administrative Agent shall have received, on behalf of each Lender executing and delivering this Amendment on or before October 12, 2001, an amendment fee in an amount equal to 0.10% of the sum of (i) the aggregate outstanding principal amount of Loans owing to such Lender and (ii) the aggregate undrawn amount of Commitments of such Lender.

     IV. General.

     1. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment and to induce the Lenders to consent thereto, the Borrower hereby represents and warrants to the Agents and all of the Lenders as of the Amendment Effective Date that:

     (a) Each Amendment Party has the corporate power and authority, and the legal right, to make and deliver the Amendment Documents to which it is a party and to perform the Loan Documents to which it is a party, as amended by the Amendment Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Loan Documents, as so amended.

     (b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of the Loan Documents, as amended by the Amendment Documents.

     (c) Each Amendment Document has been duly executed and delivered on behalf of each Amendment Party.

     (d) Each Amendment Document and each Loan Document, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of each Amendment Party enforceable against such Amendment Party in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     (e) The execution, delivery and performance of the Amendment Documents and the performance of the Loan Documents, as amended by the Amendment Documents, will not violate any Requirement of Law or Contractual Obligation of any Amendment Party or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     (f) The representations and warranties made by the Amendment Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

     2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the Amendment Documents, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

     3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Loan Documents are and shall remain in full force and effect.

     4. Governing Law; Counterparts. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment, the Acknowledgment and Consent and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AIRGATE PCS, INC., as Borrower

By:

Title:

LEHMAN COMMERCIAL PAPER INC., as
Administrative Agent

By:

Title:	Authorized Signatory

ACKNOWLEDGMENT AND CONSENT

     Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgement and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to one or more Loan Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Loan Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

AGW LEASING COMPANY, INC

By:
Title:

AIRGATE NETWORK SERVICES, LLC

By:
Title:

     EXHIBIT A

LENDER CONSENT LETTER

AIRGATE PCS, INC.
CREDIT AGREEMENT
DATED AS OF AUGUST 16, 1999

To:	Lehman Commercial Paper Inc., as Administrative Agent 3 World Financial Center New York, New York 10285

Ladies and Gentlemen:

     Reference is made to the Credit Agreement, dated as of August 16, 1999 (the “Credit Agreement”), among Airgate PCS, Inc., a Delaware corporation (the “Borrower”), the Lenders parties thereto, State Street Bank and Trust Company, a Massachusetts banking corporation, as Collateral Agent and Lehman Commercial Paper Inc., as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

     The Borrower has requested that the Required Lenders consent to amend the Credit Agreement on the terms described in the Amendment in the form attached hereto as Exhibit A (the “Amendment”).

     Pursuant to Section 9.02 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name: Title:

Dated as of October    , 2001